UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Exchange Agreement

On June 29, 2022, Clubhouse Media Group, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Note”) with GS Capital Partners, LLC (“GS Capital”).

The Exchange Note amended and restated in its entirety the previous Note Purchase Agreement between the same parties, which was executed on February 19, 2021, and was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 25, 2021.

The Exchange Note replaces the Note Purchase Agreement in its entirety, which was a promissory note carrying an outstanding amount of $577,778. The Exchange Note is thus a new note in the amount of $635,563.48, with a conversion price equal to 85% of the closing per share trading price of the Company’s shares of common stock, $0.000001 par value per share (“Common Stock”) on the last trading day prior to the delivery of the notice of conversion, as reported on the National Quotations Bureau OTC Market exchange which the Company’s shares are traded.

In consideration of the Exchange Note, GS Capital agreed to convert a convertible promissory, dated November 26, 2021, in the aggregate principal amount of $300,445 (the “Converted Note”), at the conversion price of $1.00. The Converted Note was previously disclosed in a Current Report on Form 8-K filed with the SEC on December 2, 2021 by the Company.

Amendment No. 2 to Convertible Promissory Note

As previously disclosed in a Current Report on Form 8-K filed with the SEC on February 3, 2022 by the Company, on January 28, 2022, the Company entered into Amendment No. 1 to Convertible Promissory Note, dated as of January 25, 2022 (the “Note Amendment 1”) with Tiger Trout Capital Puerto Rico, LLC (“Tiger Trout”), which amended a convertible promissory note in the aggregate principal amount of $1,540,000 for a purchase price of $1,100,000, reflecting a $440,000 original issue discount (the “Tiger Trout Note”).

On June 29, 2022, the parties to the Note Amendment 1 and Tiger Trout Note entered into Amendment No. 2 to Convertible Promissory Note, dated as of June 29, 2022 (the “Note Amendment 2”). Pursuant to the terms of the Note Amendment 2:

(i)	the principal amount of the Tiger Trout Note was amended to be $1,250,000; and
(ii)	Section 3(c) of the Tiger Trout Note was amended and restated in its entirety to provide a conversion price equal to 85% of the closing per share trading price of the Company’s Common Stock on the last trading day prior to the delivery of the notice of conversion, as reported on the National Quotations Bureau OTC Market exchange which the Company’s shares are traded.

Amendment No. 3 to Convertible Promissory Note

On June 30, 2022, the parties to the Note Amendment 2, Note Amendment 1 and Tiger Trout Note entered into Amendment No. 3 to Convertible Promissory Note, dated as of June 30, 2022 (the “Note Amendment 3”). Pursuant to the terms of the Note Amendment 3, the Tiger Trout Note was amended as follows:

(i)	the principal amount of the Tiger Trout Note was amended to be $1,115,000; and

(ii)

Notwithstanding anything to the contrary in the Tiger Trout Note, the parties acknowledge and agree that Tiger Trout may elect to convert the Tiger Trout Note into “Conversion Shares” at any time at the election of Tiger Trout, subject to the other limitations and requirements of the Tiger Trout Note, and the “Conversion Period” (as defined in the Tiger Trout Note) is amended to be the period from June 30, 2022 to the date of full repayment of all Indebtedness (as defined in the Tiger Trout Note).

The foregoing description of the terms of the Exchange Note, Note Amendment 2 and Note Amendment 3 do not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Exchange Note, Note Amendment 2 and Note Amendment 3, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 and are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 of this Current Report on Form 8-K, the Company issued the Exchange Note, Note Amendment 2 and Note Amendment 3. The disclosure in Item 1.01 hereof concerning each Exchange Note, Note Amendment 2 and Note Amendment 3 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Exchange Agreement, dated as of June 29, 2022.

10.2	Amendment No. 2 to Convertible Promissory Note, dated as of June 29, 2022.

10.3	Amendment No. 3 to Convertible Promissory Note, dated as of June 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2022	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer